Convertible Preferred Shares and Attached Warrants (Tables)	12 Months Ended
Dec. 31, 2025
Convertible Preferred Shares and Attached Warrants [Line Items]
Schedule of Fair Value of Warrants	The fair value of February 2021 Warrants is measured by using Binomial Option Pricing Model and Black-Scholes Merton Valuation Model with the assumptions below on the date of issuance, with no subsequent adjustment of fair value in accordance with ASC 815.
	Series D	Series E	Series F
Expected term in years	5	1	5
Stock price per ADS	$96,525.00	$98,150.00	$96,525.00
Stock price per ADS (before ratio changes)	$2.97	$3.02	$2.97
Expected dividend yield	0%	0%	0%
Volatility	43.05%	50.45%	43.05%
Risk-free interest Rate	0.63%	0.21%	0.63%
Initial fair value per share	$34,775.00	$17,225.00	$28,925.00
Initial fair value per share (before ratio changes)	$1.07	$0.53	$0.89